SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 14, 2005
             ------------------------------------------------------
                Date of Report (Date of earliest event reported)


                               ASB HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        United States                         0-31789          56-2317250
----------------------------                 ----------       -------------
(State or other jurisdiction                 (File No.)       (IRS Employer
     of incorporation)                                    Identification Number)

  365 Broad Street, Bloomfield, New Jersey                   07003
  ----------------------------------------                   -----
(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:   (974) 748-3600

                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 1.01 Entry into a Material Definitive Agreement
          ------------------------------------------

         On March 14, 2005, American Bank of New Jersey (the "Bank") entered into an employment agreement with Mr. Fred G. Kowal, President and Chief Operating Officer of the Bank. The Bank is wholly-owned subsidiary of the Registrant.

         Under his employment agreement with the Bank, Mr. Kowal's starting base salary is $225,000. The agreement has a term of three years and provides for an annual one-year extension of the term of the agreement upon determination of the Board of Directors that the executive's performance has met the requirements and standards of the Board, so that the remaining term of the agreement continues to be three years. If the Bank terminates Mr. Kowal without "just cause"as defined in the agreement, he will be entitled to a continuation of his salary from the date of termination through the remaining term of the agreement, but in no event for a period of less than one year. Mr. Kowal's employment agreement provides that if Mr. Kowal's employment is terminated without just cause within twenty-four months of a change in control, he will be paid an amount equal to
2.999 times his five-year average annual taxable cash compensation in a lump sum.

         A copy of the employment agreement is included with this Form 8-K as an exhibit.


Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------


     Exhibit
     Number                  Description
     ------                  -----------

       10    Employment Agreement between American Bank of New Jersey and
               Fred G. Kowal

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      ASB HOLDING COMPANY



Date: April 18, 2005                  By:  /s/Joseph Kliminski
                                           -------------------------------------
                                           Joseph Kliminski
                                           President and Chief Executive Officer